Filed pursuant to Rule 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Small-Cap Value Fund

Supplement dated October 4, 2016 to the Summary Prospectus dated December 29, 2015

Tax and Turnover Considerations

As a result of recent changes in the portfolio management team and investment strategies of the BMO Small-Cap Value Fund (the “Fund”), the Adviser expects to begin transitioning the Fund’s portfolio immediately, utilizing its existing trading procedures to seek best execution and tax efficiency.

The Adviser expects that during this transition period, certain of the Fund’s existing holdings will be sold and replaced by new securities, resulting in higher than normal portfolio turnover, trading costs, and net realized capital gains, which the Fund will be required to distribute to its shareholders. The distribution of net capital gains may result in additional income taxes for shareholders who do not hold their shares through a tax-deferred account, such as a 401(k) plan, 529 plan, or an individual retirement account.

As of October 4, 2016, the Adviser estimates that the Fund had unrealized net long-term capital gains and unrealized net short-term capital gains, taking into account any capital loss carryforwards, of $5,850,510 and $3,166,666, respectively. The Adviser anticipates that the Fund will realize most, if not all, of those capital gains on October 5, 2016, as a result of the sale of many of the Fund’s existing holdings. The Adviser also anticipates that most, if not all, of those capital gains will be distributed on or about October 11, 2016, to shareholders of record of the Fund on October 6, 2016. You should consult your tax adviser for further information about federal, state and local tax consequences relative to your specific situation.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Summary Prospectus for future reference.